Exhibit 10.10

OMNIBUS AGREEMENT FOR TERMINATION OF

SUB-MANAGEMENT AGREEMENTS

This Omnibus Agreement for Termination of Sub-Management Agreements (“Agreement”), is entered into as of March 31, 2017 (the “Termination Date”), by and among (1) American Realty Capital Hospitality Grace Portfolio, LLC (“Grace Owner”) and American Realty Capital Hospitality PROPERTIES, LLC (“ARC Owner” (and together with Grace Owner, “Owner”)), each a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022; and (2) CRESTLINE HOTELS & RESORTS, LLC (“Crestline Manager”) and CRESTLINE HOTELS OHIO BEVCO, LLC (“Crestline Bevco”, and together with Crestline Manager, “Manager”), each a Delaware limited liability company with an address at 3950 University Drive, Suite 301, Fairfax, VA 22030.

WITNESSETH:

Pool I Hotels

WHEREAS, Grace Owner and Crestline Manager are parties to a “Management Agreement” effective as of February 27, 2015, as modified by that certain Amended and Restated Sub-Management Agreement on September 1, 2015, and further modified by that certain Second Amended and Restated Sub-Management Agreement on February 1, 2016, and further modified by that certain First Amendment to Second Amended & Restated Sub-Management Agreement on October 14, 2016 (such Management Agreement, modified as described above, the “Pool I Sub-MA”, and the 31 hotels listed on Exhibit A thereto, the “Pool I Hotels”); and

Pool II Hotels

WHEREAS, Grace Owner and Crestline Manager are parties to a “Management Agreement” effective as of February 27, 2015, as modified by that certain Amended and Restated Sub-Management Agreement on September 1, 2015 (such Management Agreement, modified as described above, the “Pool II Sub-MA”, and the 10 hotels listed on Exhibit A thereto, the “Pool II Hotels”); and

Pool I Kansas Liquor-Related Hotel

WHEREAS, Grace Owner and Crestline Manager are parties to a “Sub-Management Agreement” effective as of February 27, 2015, relating to the non-F&B-related operational aspects of the Hyatt Place Kansas City/Overland Park /Metcalf Hotel (such Sub-Management Agreement, the “Pool I Kansas Non-F&B Sub-MA”, and such hotel, the “Pool I Kansas Liquor Hotel”), and to a separate “Sub-Management”, also effective as of February 27, 2015, relating to F&B-related operational aspects of the Pool I Kansas Hotel (such Sub-Management Agreement, the “Pool I Kansas F&B Sub-MA”, and together with the Pool I Kansas Non-F&B Sub-MA, the “Pool I Kansas Liquor Sub-MA”); and

Pool I Ohio Liquor-Related Hotels

WHEREAS, Grace Owner, Crestline Manager, and Crestline Bevco are parties to a “Sub-Management Agreement” effective as of February 27, 2015, relating to the Hyatt Place Cincinnati Blue Ash and Hyatt Place Columbus/Worthington hotels (such Sub-Management Agreement, the “Pool I Ohio Liquor Sub-MA”, and such hotels, the “Pool I Ohio Liquor Hotels”); and

Pool I Texas Liquor-Related Hotels

WHEREAS, Grace Owner and Crestline Manager are parties to a “Sub-Management Agreement” effective as of February 27, 2015, relating to the Courtyard Dallas Medical/Market Center, the Hilton Garden Inn Austin/Round Rock, the SpringHill Suites Houston Hobby Airport, the SpringHill Suites Austin Round Rock, and the SpringHill Suites San Antonio Medical Center/Northwest (such Sub-Management Agreement, the “Pool I Texas Liquor Sub-MA”, and such hotels, the “Pool I Texas Liquor Hotels”); and

Pool II Texas Liquor-Related Hotel

WHEREAS, Grace Owner and Crestline Manager are parties to a “Sub-Management Agreement” effective as of February 27, 2015, relating to the Courtyard Houston I-10 West/Energy Corridor (such Sub-Management Agreement, the “Pool II Texas Liquor Sub-MA”, and such hotel, the “Pool II Texas Liquor Hotel”); and

SWN Hotels

WHEREAS, ARC Owner and Crestline Manager are parties to a “Sub-Management Agreement” effective as of October 15, 2015, relating to 15 hotels referenced on Exhibit A thereto (such Sub-Management Agreement, the “SWN Sub-MA”, and such hotels, the “SWN Hotels”); and

BCC Hotels

WHEREAS, ARC Owner and Crestline Manager are parties to four “Management Agreements” dated January 27, 2014 (but which did not take effect with respect to management of hotels until March 21, 2014), as amended on February 27, 2015, relating to the Courtyard Baltimore, the Courtyard Providence, the Homewood Suites Stratford, and the Georgia Tech Hotel & Conference Center (such amended Management Agreements, the “BCC Sub-MAs”, and together with the Pool I Sub-MA, the Pool II Sub-MA, the Pool I Kansas Liquor Sub-MA, the Pool I Ohio Liquor Sub-MA, the Pool I Texas Liquor Sub-MA, the Pool II Texas Liquor Sub-MA, and the SWN Sub-MA, collectively, the “Sub-MAs”; and such hotels, the “BCC Hotels”, and together with the Pool I Hotels, the Pool II Hotels, the Pool I Kansas Liquor Hotel, the Pool I Ohio Liquor Hotels, the Pool I Texas Liquor Hotels, the Pool II Texas Liquor Hotel, and the SWN Hotels, collectively, the “Hotels”); and

Terminations

WHEREAS, in connection with those certain Assignments and Amendments of Current Management Agreement being entered into simultaneously herewith (the “New MAs”), in accordance with which Manager will manage the Hotels pursuant to the New MAs, Owner and Manager have agreed to terminate the Sub-MAs with respect to all of the Hotels, effective as of the Termination Date as provided in this Agreement.

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AGREEMENT:

NOW, THEREFORE, for the mutual covenants and considerations herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Subject to and effective as of the Termination Date, each of the Sub-MAs is hereby terminated from and after the Termination Date, with respect to each of the Hotels. As of the Termination Date, Manager shall have no further obligations pursuant to the Sub-MAs.

2.             Manager acknowledges and agrees that Manager will not receive any payments in the future with respect to any services rendered to Owner under the Sub-MAs or to be rendered to Owner pursuant to the Sub-MAs on or prior to the Termination Date, other than the Base Management Fee for the month in which the Termination Date occurs which shall be payable by Owner to Manager in the normal course in accordance with Section 5.1 of the Sub-MAs.

3.             Any capitalized term not specifically defined in this Agreement shall have the definition given such term in the Sub-MAs.

4.             This Agreement is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective administrators, personal representatives, legal representatives, heirs, successors and permitted assigns. None of the provisions of this Agreement shall be for the benefit of or enforceable by any other person.

5.             This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver.

6.             This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

7.             Each of the parties hereto shall execute and deliver such further instruments and assurances to provide such other documents as may be reasonably required to effectuate the purpose of this Agreement.

[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

OWNER:
American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company

	By:	/s/ James A. Tanaka
		Name:	James A. Tanaka
		Title:	Authorized Signatory
		Date:	March 16, 2017

American Realty Capital Hospitality PROPERTIES, LLC, a Delaware limited liability company

	By:	/s/ James A. Tanaka
		Name:	James A. Tanaka
		Title:	Authorized Signatory
		Date:	March 16, 2017

MANAGER:
CRESTLINE HOTELS & RESORTS, LLC, a Delaware limited liability company

	By:	/s/ James A. Carroll
		Name:	James A. Carroll
		Title:	President & CEO
		Date:	March 10, 2017

CRESTLINE HOTELS OHIO BEVCO, LLC, a Delaware limited liability company

	By:	/s/ James A. Carroll
		Name:	James A. Carroll
		Title:	President & CEO
		Date:	March 10, 2017

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